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                                                                  Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Vision Sciences, Inc.
Natick, Massachusetts

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-57298, 33-80762, 333-72547, 333-48654 and
33-80764) of Vision Sciences, Inc. of our report dated May 16, 2003, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO Seidman, LLP
Boston, MA 02109

June 25, 2003